--------------------------------------------------------------------------------







                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------



                                    FORM 8-K


                               ------------------



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                                 March 19, 2001


                         Commission file number 33-11096

                         CRI HOTEL INCOME PARTNERS, L.P.
             Organized pursuant to the Laws of the State of Delaware

                               ------------------



        Internal Revenue Service - Employer Identification No. 52-1500621

                 11200 Rockville Pike, Rockville, Maryland 20852

                                 (301) 468-9200

                               ------------------





--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS
        ------------

     CRI Hotel Income Partners, L.P. (the Partnership) is a limited partnership which was formed under the Delaware Revised Uniform Limited Partnership Act as of September 23, 1986, and will continue until December 31, 2016, unless dissolved earlier in accordance with the partnership agreement. The Partnership was formed for the purpose of investing in hotels that were acquired from Days Inns of America, Inc. The General Partner of the Partnership is CRICO Hotel Associates I, L.P., (the General Partner), a Delaware limited partnership, the general partner of which is C.R.I., Inc., a Delaware corporation. The General Partner has authority in the overall management and control of the Partnership. The Assignor Limited Partner of the Partnership is CRICO Hotel Fund, Inc. (CRICO Hotel Fund).

     On April 17, 1987, the Partnership registered a total of 6,000,000 Beneficial Assignee Certificates (BACs), at $25 per BAC, with the SEC. BACs represent beneficial assignments of limited partner interests which are held by CRICO Hotel Fund. BACs were to be offered in series, with Series A having a minimum of 196,000 BACs, or $4,900,000, and a maximum of 2,344,000 BACs, or $58,600,000. The Partnership terminated the Series A offering on March 31, 1988 with 868,662 BACs, or gross proceeds of $21,716,550, and does not intend to offer another series.

     If more than 5% of the total outstanding BACs are transferred due to sale in any one calendar year (not counting certain exempt transfers), the Partnership could be taxed as a "publicly traded partnership," with potentially severe implications for the Partnership and its investors. Specifically, the Partnership could be taxed as a corporation and the income and losses from the Partnership would no longer be considered a passive activity. From January 1, 2001 through March 14, 2001, approximately 4.8% of outstanding BACs were sold. Accordingly, to remain within the 5% safe harbor, effective March 19, 2001, the Partnership halted recognition of any further sale transfers that could exceed the safe harbor limit through December 31, 2001. This halt will be lifted effective January 1, 2002.

     Please consult the Partnership's annual report on Form 10-KSB at December 31, 2000 for additional information regarding the market for the purchase and sale of the Partnership's BACs, including a discussion of two unregistered tender offers which were made in December 2000 for the purchase of BACs of the Partnership.



                                      # # #

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CRI HOTEL INCOME PARTNERS, L.P.
                         ---------------------------------------------------
                         (Registrant)

                         by:  CRICO Hotel Associates I, L.P.
                              ----------------------------------------------
                              General Partner

                              by:  C.R.I., Inc.
                                   -----------------------------------------
                                   its General Partner



March 28, 2001                     by:  /s/ Michael J. Tuszka
--------------                          ------------------------------------
DATE                                    Michael J. Tuszka
                                          Vice President
                                          and Chief Accounting Officer
                                          (Principal Financial Officer
                                          and Principal Accounting Officer)

                                       -3-